UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2009

GEOVIC MINING CORP. (Exact name of registrant as specified in its charter)

Delaware	000-52646	20-5919886
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization)

1200 17th Street, Suite 980, Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 476-6455 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On October 16, 2009 Geovic Mining Corp. (“Geovic” or “the Company”, TSX:GMC, OTC.BB:GVCM), on behalf of its 60.5% -owned subsidiary Geovic Cameroon PLC (“GeoCam”), announced a significant increase in its estimated non-reserve mineralized material (which for the purposes of this Report is inclusive of mineral reserves and includes other mineralization equivalent to measured and indicated mineral resources under NI-43-101) at its Nkamouna cobalt-nickel-manganese project in Cameroon, Africa. The increase follows its extensive 2008 drilling program, encompassing 2,045 holes totaling 54,900 meters. These results represent the combined totals for the neighboring Nkamouna and Mada mineral deposits, both of which are within economic transport distance from the location of the proposed process plant.

The expanded resource base is expected to enable GeoCam to selectively mine higher grade ore during the early years of production, substantially extend the project’s mine life, and further establish GeoCam’s position as the world’s largest primary cobalt resource holder.

Mineralized Material Update Highlights

º Combined estimated mineralized material increased 97% to 120.6 million tonnes, grading 0.23% cobalt, 0.65% nickel, and 1.34% manganese.

º The January 2008 estimate of Nkamouna’s Proven and Probable reserves, at 54.7 million tonnes grading 0.25% cobalt, 0.69% nickel, and 1.33% manganese, was projected to support a 19-year mine life. The approximate doubling in project mineralized material suggests a significant extension of the mine’s life.

º Nkamouna and Mada combined represent 19% of the estimated area of the deposits covered by GeoCam’s mine permit, intimating significant further upside potential to these estimates.

º Updated Proven/Probable reserve estimates at Nkamouna, initial Proven/Probable reserve estimates at Mada, and an initial mineralized material estimate at the adjacent Rapodjombo property, are anticipated to be completed in early 2010.

º The updated reserve estimates for Nkamouna and Mada are expected to enable higher cutoff grades to be utilized in mining operations, yielding materially improved project economics in the forthcoming Feasibility Study Update, due to be completed by mid-2010.

Nkamouna-Mada 2008 Drilling Program

During 2008, an extensive 2,045-hole, 54,900 meter drill program was completed to accomplish the following:

º Reduce the distance between the earlier holes at Nkamouna and Mada, thereby adding greater certainty to non-reserve mineralized material estimates;

º More fully delineate the lateral and vertical extents of previous mineralized material estimates;

º Reevaluate the grade and extent of previous mineralized material estimates, and

º Initiate work on a non-reserve mineralized material estimate at the adjoining Rapodjombo property.

At Nkamouna, 975 drill holes averaging 26 meters in depth were completed, while at Mada 1,012 holes were completed averaging 23 meters. Additionally, 248 drill holes were completed at the Rapodjombo deposit to enable work on an initial mineralized material estimate.

Nkamouna-Mada Mineralized Material Comparison – January 2008 vs. October 2009

Below is a summary comparison of the cobalt, nickel, and manganese mineralized material at Nkamouna and Mada from the January 2008 NI 43-101 Technical Report and the updated October 2009 estimate of mineralized material. A NI 43-101 Technical Report incorporating the new estimates is anticipated to be completed in November 2009. These estimates of total mineralized material are inclusive of our previously announced reserves.

	As of January 2008[1]				As of October 2009[2]
		Average				Average
	Tonnes	Grades, %			Tonnes	Grades, %
	(millions)	Co	Ni	Mn	(millions)	Co	Ni	Mn

Mineralized Material	61.3	0.24	0.66	1.26	120.6	0.23	0.65	1.34

1Pincock, Allen & Holt, Lakewood, Colorado

2Ore Reserves Engineering, Inc., Lakewood, Colorado (Alan Noble, Independent QP)

The estimate of mineralized material as of October 2009 set forth above was prepared by Alan Noble, P.E., of Ore Reserves Engineering and reviewed by Jeffrey Volk, P.Geo., Principal Resource Geologist with SRK Consulting, an independent qualified person ("QP") as this term is defined in NI 43-101. There is no certainty that all or any of the non-reserve mineralized materials will be established as proven or probable reserves. The effective date of this mineralized material estimate is October14, 2009.

Cautionary Note Regarding Forward Looking Statements

Statements contained in this Report that are not historical facts are forward-looking statements (within the meaning of applicable U.S. and Canadian securities laws) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to the effect of the expanded mineralized material base on the mining plan and the project’s mine life, anticipated timing of the NI 43-101 Technical Report, anticipated timing of updated reserve estimates at Nkamouna and Mada and the Feasibility Study Update and timing of the mineralized material estimate at Rapodjombo,. In certain cases, forward-looking statements can be identified by the use of words such as “proposes”, “expects”, “is expected”, “scheduled”, “estimated”, “intends”, or variations of such words and phrases or state that certain actions, events or results “will” occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others, risks related to operations; actual results of current exploration activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of metals; possible variations in ore reserves, grades, or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labor disputes, other risks of the mining industry, delays in obtaining governmental approvals or financing or in the completion of development or construction activities and other factors as described in detail in the Company’s Annual Information Form and Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOVIC MINING CORP. Registrant

October 16, 2009	By: /s/ John E. Sherborne
John E. Sherborne Chief Executive Officer